SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [ ]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            APPLIED BIOMETRICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                            APPLIED BIOMETRICS, INC.

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 14, 1997

      Notice is hereby given that the Annual Meeting of Shareholders of Applied Biometrics, Inc. (the "Company") will be held on May 14, 1997 at The Decathalon Club, 1700 East 79th Street, Bloomington, Minnesota 55425. The meeting will convene at 3:30 p.m. for the following purposes:

      1. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify.

      2. To ratify and approve the appointment of independent public accountants for the Company for the current fiscal year.

      3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on March 21, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                          For the Board of Directors,

                                          Joseph A. Marino

                                          CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                          AND PRESIDENT

Burnsville, Minnesota 55337
April 2, 1997

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE, AND RETURN YOUR PROXY WHICH IS LOCATED ON THE OUTSIDE OF THIS ENVELOPE. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE. THE PROXY IS SOLICITED BY MANAGEMENT AND MAY BE REVOKED OR WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS EXERCISED.


                            APPLIED BIOMETRICS, INC.

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished to the shareholders of Applied Biometrics, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on May 14, 1997 or any adjournment thereof.

         The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The Company's principal offices are located at 501 East Highway 13, Suite 108, Burnsville, Minnesota 55337, its telephone number is (612) 890-1123 and its facsimile number is (612) 890-1104. The mailing of this Proxy Statement to shareholders of the Company commenced on or about April 2, 1997.

         Any proxy may be revoked by request in person at the Annual Meeting or by written notice mailed or delivered to the Secretary of the Company at any time before it is voted. If not revoked, proxies will be voted as specified by the shareholders. The shares represented by proxies that are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual meeting of Shareholders and in favor of the slate of directors proposed by the Board of Directors and listed herein.

         The Company has outstanding only one class of stock, $.01 par value Common Stock (the "Common Stock"), of which 4,169,587 shares were issued and outstanding on March 21, 1997. Each share is entitled to one vote on all matters presented to shareholders. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on March 21, 1997 will be entitled to vote at the meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

         Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.


           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth as of March 21, 1997 the number and percentage of outstanding shares of Common Stock of the Company beneficially owned by each person who is known to the Company to beneficially own more than five percent (5%) of the Common Stock of the Company, by each director of the Company, by each executive officer named in the Summary Compensation Table below, and by all directors and executive officers of the Company as a group:


Name and Address of                                            Number of Shares         Percent
 Beneficial Owner                                             Beneficially Owned(1)     of Class
Joseph A. Marino (2)(3) ...................................          279,166               6.3%
  501 East Hwy. 13
  Burnsville, MN 55337

George E. Kline (3)(4)  ...................................           85,000               2.0%

Demetre Nicoloff, M.D., Ph.D (3)(5)........................           52,500               1.2%

William E. Engbers (3)(6)..................................           35,000                *

Patrick Delaney (3)........................................           15,000                *

All directors and executive officers
as a group (7 persons) (3).................................          528,332              11.5%


* Less than 1%

(1) Unless otherwise indicated, each person has sole voting and dispositive power over such shares.

(2)   Includes 29,166 shares held by Mr. Marino's minor children.

(3) Includes the following number of shares which could be purchased under stock options exercisable within sixty (60) days of the date hereof: Mr. Marino, 250,000 shares; Mr. Kline, 25,000 shares; Mr. Engbers, 35,000 shares; Mr. Nicoloff, 31,667 shares; Mr. Delaney, 15,000 shares; and by all directors and executive officers as a group, 413,333 shares. Does not include stock options to purchase 15,000 shares held by each of Messrs. Kline, Engbers, and Delaney which will vest if such individuals are re-elected to the Company's Board of Directors at the Annual Meeting of Shareholders.

(4) Includes 50,000 shares held by Venture Management Fund I, a limited partnership of which Mr. Kline is a general partner.

(5)   Includes 7,500 shares held by Nicoloff Properties.

(6)   Does not include shares held by Allstate Insurance Company.


                              ELECTION OF DIRECTORS

                                  (PROPOSAL #1)

         The Board of Directors has nominated for election the five persons named below and each has consented to being named a nominee. It is intended that proxies will be voted for such nominees. Each of the nominees was elected at last year's Annual Meeting of Shareholders, except for Demetre Nicoloff, M.D., Ph.D, who was elected by the Board in March 1997. The Board of Directors believes that each nominee named herein will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

      The names of the nominees, their principal occupations for at least the past five years and other information is set forth in the following table:


Name and Age                                           Principal Occupation                             Director
                                                     and Other Directorships                             Since

Joseph A. Marino               Chairman of the Company since 1993 and Chief Executive Officer and         1992
(45)                           President of the Company since 1994; Chief Financial Officer of the
                               Company from 1993 to 1996; President and Chief Executive Officer of
                               Biomedical Dynamics Corporation (manufacturer of disposable medical products) from 1980 to 1993.

George E. Kline                President of Venture Management (a financial consulting services           1992
(59)                           corporation) since 1966; General Partner of Brightstone Capital, Ltd.
                               (a venture fund) since 1985; Director of Rimage Corporation (a manufacturer of diskette duplicators), Pet Food Warehouse, Inc. (an operator of pet food warehouse superstores), Health Fitness Physical
                               Therapy, Inc.(a manager of corporate fitness centers and owner and manager of physical therapy clinics), CyberOptics Corporation (a laser technology company) and Nutrition Medical, Inc. (a manufacturer and distributor of vitamins and nutritional products for hospitals and nursing homes).

William E. Engbers             Director of Venture Capital of Allstate Insurance Company, which he        1989
(54)                           joined in 1989; Director of DM Management, Inc. (a manufacturer of women's clothing) and LaJolla Pharmaceutical Company (a pharmaceutical company).

Demetre Nicoloff, M.D., Ph.D   Senior Staff Cardiac Surgeon at Cardiac Surgical Associates and a          1997
(63)                           founder of that group; Director of Optical Sensors for Medicine,
                               Inc. and Possis Medical Incorporated.

Patrick Delaney                Secretary of the Company since 1993; Partner in Lindquist & Vennum         1994
(54)                           P.L.L.P. (a Minneapolis law firm which is counsel to the Company)
                               since 1985 and practicing lawyer since 1967; Secretary of MTS Systems
                               Corporation (a manufacturer of systems for materials testing, measurement and simulation); Director of CNS, Inc. (a medical device manufacturing company) and Community First Bankshares, Inc. (a multi-bank holding company).


        MANAGEMENT RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED

                     -----------------------------

                      OTHER INFORMATION REGARDING THE BOARD

BOARD MEETINGS

         The Board of Directors met five times during 1996 and took action in writing in lieu of a meeting twice. None of the directors attended fewer than 75% of the aggregate of the total number of Board meetings and Committee meetings on which he served during 1996.

BOARD COMMITTEES

         The Audit Committee of the Board of Directors, which is currently composed of Messrs. Engbers and Kline met once during 1996. Among other duties, the Audit Committee reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews the scope and results of the audits by, and the recommendations of, the Company's independent auditors and approves services provided by the auditors. The Audit Committee also reviews the audited financial statements of the Company.

         The Compensation Committee of the Board of Directors, which is composed of Messrs. Engbers and Kline, did not meet during 1996 and took action in writing in lieu of a meeting twice during 1996. The Compensation Committee makes recommendations to the Board of Directors regarding the employment practices and policies of the Company and the compensation paid to Company officers and administers the Company's stock plans.

         The Company does not have a Nominating Committee.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the fiscal years ending December 31, 1996, 1995 and 1994, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Joseph A. Marino, the Company's Chief Executive Officer (the "Named Executive"). None of the Company's other executive officers received more than $100,000 in cash compensation during 1996.

                           SUMMARY COMPENSATION TABLE

                                                                       ANNUAL                LONG-TERM
                                                                    COMPENSATION           COMPENSATION
          Name and Principal                                                            Securities Underlying
              Position                               Year               Salary                Options (#)
         Joseph A. Marino,                           1996               $170,000                 -0-
           Chairman, Chief Executive                 1995                170,000                 -0-
           Officer and President                     1994                141,533                100,000



Stock Options

         The Named Executive was not granted any stock options during 1996 and did not exercise any stock options during 1996. The following table sets forth information with respect to the Named Executive concerning unexercised options held as of December 31, 1996:

                          FISCAL YEAR-END OPTION VALUES

                                           NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                                          UNDERLYING UNEXERCISED                       IN-THE-MONEY
                                         OPTIONS AT 12/31/96 (#)                  OPTIONS AT 12/31/96 (1)
                                    ---------------------------------------------------------------------
            NAME                     EXERCISABLE       UNEXERCISABLE          EXERCISABLE      UNEXERCISABLE

     Joseph A. Marino                   250,000            -0-                 $2,158,100           $-0-


-------------------

(1) Based on the closing market price of $13.00 per share for the Company's Common Stock on December 31, 1996.

EMPLOYMENT AGREEMENT

         Mr. Marino entered into an employment agreement with the Company as of May 7, 1993 for a term of one year beginning January 1, 1994 and thereafter continuing in effect from year to year unless terminated. Under the employment agreement, as amended by Amendment No. 1 dated as of July 1, 1994, Mr. Marino is entitled to an annual base salary of $170,000.

DIRECTOR COMPENSATION

         Non-employee directors did not receive cash compensation from the Company for their services as members of the Board of Directors during 1996. On June 8, 1994, Messrs. Kline and Engbers were each granted a six-year, non-qualified option to purchase 40,000 shares of Common Stock at $4.625 per share, the closing price on the day of grant. On September 30, 1994, upon Patrick Delaney's election to the Board of Directors, Mr. Delaney was granted a six-year, non-qualified option to purchase 40,000 shares of Common Stock at $6.56 per share, the closing price on the date of grant. The directors' options vested as to 10,000 shares on the date of grant and 10,000 shares on the date of each annual shareholders meeting held during the succeeding three years at which the director is re-elected to the Board of Directors.

         On March 14, 1996, Messrs. Kline, Engbers and Delaney were each granted a six-year non-qualified option to purchase 20,000 shares of Common Stock at $11.75 per share, the closing price on the day of grant. The options vest as to 5,000 shares on the date of grant and 5,000 shares on the date of each annual shareholders meeting held during 1997, 1998 and 1999 at which the director is re-elected to the Board of Directors.

                         --------------------

                         APPROVAL OF AUDITORS

                             (PROPOSAL #2)

         Price Waterhouse LLP, independent public accountants, have been the auditors for the Company since 1987. They have been reappointed by the Board of Directors as the Company's auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of Price Waterhouse LLP should not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

         A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
                                "FOR"
         APPROVAL OF THE APPOINTMENT OF PRICE WATERHOUSE LLP.

                          -------------------

                         SHAREHOLDER PROPOSALS

         The rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules. The Company's 1997 Annual Meeting of Shareholders is expected to be held on or about May 14, 1997 and proxy materials in connection with that meeting are expected to be mailed on or about April 2, 1997. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company in writing no later than December 10, 1997.

                                     GENERAL

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the NASD. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company notes that all such reports have been filed in a timely manner.

OTHER BUSINESS

         The management of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

         The Company's Annual Report to the shareholders for the fiscal year ended December 31, 1996 is enclosed herewith.

                                 By Order of the Board of Directors,

                                 Joseph A. Marino
                                 CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT


                                      PROXY

                            APPLIED BIOMETRICS, INC.

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 14, 1997

         The undersigned hereby appoints Joseph A. Marino and Patrick Delaney (the "Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Applied Biometrics, Inc., held of record by the undersigned on March 21, 1997, at the ANNUAL MEETING OF SHAREHOLDERS to be held on May 14, 1997, or any adjournment thereof.

(1)  ELECTION OF    [ ]  FOR all nominees        [ ] WITHHOLD AUTHORITY
     DIRECTORS:         (except as marked below)     to vote for nominees listed


                       JOSEPH A. MARINO   WILLIAM E. ENGBERS

             GEORGE E. KLINE   DEMETRE NICOLOFF, M.D.   PATRICK DELANEY

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

----------------------------------------------------------------------

(2)  The proposal to ratify and approve the appointment of Price Waterhouse LLP.

                  [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



    (continued, and to be completed and signed on the reverse side)




                    (continued from the other side)



 THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                            Dated: _______________________, 1997

                                            Signed: ___________________________

                                            ___________________________________
                                            Signature of Shareholder

                                            Signed: ___________________________

                                            ___________________________________
                                            Signature of Shareholder


                                            Please vote, date and sign this
                                            proxy as your name is printed
                                            hereon. When signing as attorney,
                                            executory administrator, trustee,
                                            guardian, etc. give full title as
                                            such. If the stock is held jointly,
                                            each owner should sign. If a
                                            corporation, please sign in full
                                            corporate name by President or
                                            other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.